UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2026

                          SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           2355 Highway 36 West, Suite 400, Roseville, MN  55113

 (Address of principal executive offices and zip code)

                                    (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCTH	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Forward-Looking Statements

This Form 8-K and other reports filed by SecureTech Innovations, Inc. ("SecureTech") with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward-looking statements and information based on our management's beliefs, current information, estimates, and assumptions. Words like 'believes,' 'estimates,' 'anticipates,' 'expects,' 'plans,' 'projects,' 'intends,' 'potential,' 'may,' 'could,' 'might,' 'will,' 'should,' 'approximately,' and similar expressions identify these forward-looking statements as they relate to our business or management. Such statements reflect our management’s current view regarding future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks described in the “Risk Factors” section of our Annual Report on Form 10-K) that relate to our industry, operations, and results. If these risks or uncertainties materialize or, if our assumptions prove incorrect, actual results may differ significantly from those anticipated in these forward-looking statements.

While we believe the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including US securities laws, we do not intend to update any forward-looking statements in this Form 8-K or elsewhere.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2026, the Board of Directors ("Board") of SecureTech Innovations, Inc. (“SecureTech” or "Company") nominated nominated Robert J. Williams, CPA, age 66, to serve as an independent director and as a member of the Audit Committee, the Nomination Committee, and the Compensation Committee of the Board, subject to and effective upon the conditions described below.

Conditions to Effectiveness of Appointment.  Mr. Williams’ appointment to the Board, the Audit Committee, the Nomination Committee, and the Compensation Committee will not become effective until the following conditions have been satisfied: (i) the Company’s common stock has been approved for listing on the NASDAQ Capital Market and such listing has become effective; and (ii) the Company has obtained directors’ and officers’ liability insurance (“D&O Insurance”) coverage at coverage levels satisfactory to the Board. Until both conditions have been satisfied, Mr. Williams will not be deemed a director of the Company for any purpose, including for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or the rules of the NASDAQ Capital Market. The Company is disclosing Mr. Williams’ nomination at this time pursuant to Item 5.02(d) of Form 8-K to provide timely disclosure of the nomination.

Background and Qualifications.  Mr. Williams brings more than four decades of experience in tax strategy, forensic accounting, and transactional advisory services. He spent twenty years at Ernst & Young (“EY”), one of the world’s largest professional services organizations, where he retired as Partner-in-Charge of the Real Estate Tax Practice in EY’s San Diego office. In that role, he led a team of thirty-six professionals and was responsible for a significant book of client business spanning the real estate and homebuilding sectors.

At EY, Mr. Williams developed recognized expertise in Internal Revenue Code Section 263A and its application to real estate and homebuilding companies. He provided key guidance to the U.S. Treasury Department on regulatory provisions that were subsequently incorporated into federal tax regulations. In 1993, he authored an article in the Real Estate Tax Digest on IRC Section 263A that has become a standard reference in the field. During his tenure at EY, he simultaneously represented seven of the top ten U.S. homebuilders.

Mr. Williams also served as tax leader on the forensic accounting team that investigated one of the largest savings and loans in the country in the 1980s, where the team’s findings were cited in Congressional testimony. Separately, the U.S. Department of Justice engaged Mr. Williams on three occasions to assist in preparing the federal government for criminal trials involving financial institution fraud. These engagements reflect the depth of his experience in complex, high-stakes financial investigations and regulatory matters.

Since 2001, Mr. Williams has served as sole shareholder and principal of SXM Consulting, Inc., through which he has provided tax, business, and transactional advisory services to private companies nationwide. He is also a co-founder of the Sporting Fraternity Hospitality Group, which owns and operates hospitality concepts including The Lion’s Share restaurant and the Coin-Op Game Room bar chain.

Mr. Williams holds a Bachelor of Science in Business Administration from California State University, Fullerton, and is a Certified Public Accountant licensed in both California and Florida.

Board Committee Assignments.  Upon the effectiveness of his appointment, Mr. Williams is expected to serve on the Audit Committee, the Nomination Committee, and the Compensation Committee of the Board.

Related Party Transactions.  There are no transactions between Mr. Williams and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Independence.  The Board has determined that, upon the effectiveness of his appointment, Mr. Williams will qualify as an independent director under the applicable rules of the NASDAQ Capital Market and Rule 10A-3 under the Exchange Act.

Compensatory Arrangements.  The Company and Mr. Williams have not yet entered into a compensatory arrangement in connection with his service as a director. The Company will file an amendment to this Current Report on Form 8-K/A or a subsequent Current Report on Form 8-K to disclose any compensatory arrangement entered into with Mr. Williams at such time as such arrangement is finalized.

Family Relationships.  There are no family relationships between Mr. Williams and any of the Company’s current directors or executive officers.

There is no arrangement or understanding between Mr. Williams and any other person pursuant to which Mr. Williams was nominated to serve as a director.

Item 7.01	Regulation FD Disclosure

On April 14, 2026, the Company issued a press release announcing the nomination of Robert J. Williams, CPA, to the Board of Directors and the Audit, Nomination, and Compensation Committees of the Company. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended ("Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of SecureTech Innovations, Inc. dated April 14, 2026, announcing the nomination of Robert J. Williams, CPA, to the Board of Directors and the Audit, Nomination, and Compensation Committees.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith and not "filed" for purposes of Section 18 of the Exchange Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2026	By:	SECURETECH INNOVATIONS, INC. /s/ J. Scott Sitra
President, Chief Executive Officer, Principal Executive Officer, and Director